EXHIBIT 99.4

Non-Competition and Non-Solicitation Agreement
    This Non-Competition and Non-Solicitation Agreement (the “Agreement”) is dated December 1, 2023 by and between Booking Holdings Inc., a Delaware corporation, and Ewout Steenbergen (the “Employee”).

    The parties, intending to be legally bound, agree as follows:

1.ACKNOWLEDGEMENTS
    (a)    The Employee acknowledges that the Company (as defined below) has expended and shall continue to expend substantial amounts of time, money and effort to develop business strategies, employee and customer relationships and goodwill, and to build an effective organization. The Employee acknowledges that the Company has a legitimate business interest in protecting such efforts. The Employee also acknowledges and agrees that in the performance of the duties and responsibilities of employment, the Employee has and will become familiar with the Company’s confidential information, including trade secrets, and that the Employee’s services are of special, unique and extraordinary value to the Company. Further, the Employee acknowledges that the Company would be seriously and irreparably damaged by the disclosure of trade secrets, confidential information and/or the loss or deterioration of its business strategies, employee and customer relationships and goodwill. The Employee further understands and agrees that the foregoing makes it necessary for the protection of the business and the Company that the Employee not compete with the Company during his employment and for a reasonable period thereafter, as further provided in the following Paragraphs.

    For purposes of this Agreement:

        (i)    “Affiliate” means, with respect to any specified person or entity, any other person or entity that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified person or entity;

        (ii)    “Company” means Booking Holdings Inc. as well as all direct and indirect subsidiaries and Affiliates of Booking Holdings Inc.; and

        (iii)    “Control” (including, with correlative meanings, the terms “Controlled by” and “under common Control with”), as used with respect to any person or entity, means the direct or indirect power to direct or cause the direction of the management or policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

    (b)    The Employee acknowledges (i) that the business of the Company is global in scope and without geographical limitation and (ii) notwithstanding the jurisdiction of formation or principal office of the Company or any of its respective executives or employees (including, without limitation, the Employee), it is expected that the Company will have business activities and valuable business relationships within its industry throughout the world. In addition, the Employee agrees and acknowledges that the potential harm to the Company of the non-enforcement of the provisions of this Agreement outweighs any potential harm to the Employee of its enforcement by injunction or otherwise.

    (c)    The Employee acknowledges that the Employee (i) has carefully read this Agreement, fully understands the restraints imposed upon the Employee by this Agreement, and voluntarily agrees to its terms and conditions; (ii) was not coerced to sign this Agreement and was not under duress at the time the Employee signed this Agreement; (iii) by signing this Agreement, the Employee will not violate the terms of any other agreement previously entered by the Employee; and (iv) prior to signing this Agreement, the Employee had adequate time to consider entering into this Agreement, including, without limitation, the opportunity to discuss the terms and conditions of this Agreement, as well as its legal consequences with an attorney of their choice. The Employee expressly acknowledges and agrees that, especially given the nature and scope of the Company’s business, each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

2.NON-COMPETITION AND NON-SOLICITATION
    (a)    The Employee will not, while an employee of the Company, and for a period of one year following the termination of his employment for any reason (the “Restriction Period”), directly or indirectly, without the prior written consent of the Company:

        (i)    (A)    engage in any of the same or substantially similar activities, duties, or responsibilities that the Employee had while an employee of the Company, for any other company or business that competes with the Company; provided, however, that the restriction in this Section 2(a)(i)(A) shall not apply where (1) the Employee’s employment is terminated by the Company without Cause or by the Employee for Good Reason, in either case within the Employee’s first six months of employment with the Company, and (2) the Employee executes a Release on or after his date of termination which becomes effective within 55 days after such date of termination (where “Cause,” “Good Reason” and “Release” have the meanings set forth in the Employment Agreement between the Employee and the Company dated December 1, 2023);

            (B)    solicit or attempt to solicit any customer or client, or actively sought prospective customer or client, of the Company, to purchase any travel related goods or services of the type sold by the Company from anyone other than the Company; or

            (C)    assist any person or entity in any way to do, or attempt to do, anything prohibited by (A) or (B) above; or

        (ii)    (A)    solicit, recruit or hire to work for the Employee or any organization with which the Employee is connected, any employees of the Company or any persons who, within one (1) year of such solicitation, recruitment or hire, have worked for the Company;

            (B)    solicit or encourage any employee of the Company to leave the services of the Company; and

            (C)    intentionally interfere with the relationship of the Company with any person who is employed by or otherwise engaged to perform services for the Company; provided, that neither (I) the general advertisement for employees or the general solicitation of employees by a recruiter, nor (II) the Employee’s being named as an employment reference for a current or former employee of the Company and responding to ordinary course inquiries made of the Employee by prospective employers of such employee in connection with such reference, shall be deemed a violation of this clause (ii).

The Restriction Period shall be tolled during (and shall be deemed automatically extended by) any period in which the Employee is in violation of the provisions of this Section 2.

    (b)    Notwithstanding anything to the contrary contained in this Agreement, the foregoing covenant will not be deemed breached as a result of the Employee’s passive ownership of less than an aggregate of 2% of any class of securities of any entity listed on a U.S. national securities exchange.

(c)    If any provision or clause of this Agreement, or portion thereof, is held by any court or other tribunal of competent jurisdiction to be illegal, invalid, unreasonable, or otherwise unenforceable against the Employee, the remainder of such provision shall not be thereby affected and will be deemed to be modified to the minimum extent necessary to remain in force and effect for the longest period and largest geographic area that would not constitute such an unreasonable or unenforceable restriction. It is the express intention of the parties that, if any court or other tribunal of competent jurisdiction construes any provision or clause of this Agreement, or portion thereof, is held by any court or other tribunal of competent jurisdiction to be illegal, invalid, unreasonable, or otherwise unenforceable against the Employee because of the duration of such provision, the scope of the subject matter, or the geographic area covered thereby, such court or tribunal shall reduce the duration, scope, or area of such provision, and, in its reduced form, such provision shall then be enforceable and be enforced. Moreover, notwithstanding the fact that any provision of this Section 2 is determined not to be enforceable in equity, if such provision is enforceable at law, the Company will be entitled to recover monetary damages as a result of the Employee’s breach of such provision.

3.NONDISCLOSURE AGREEMENT
    Simultaneously with entering into this Agreement, the Employee will enter into the Company’s Employee Confidentiality and Assignment Agreement.

4.NONDISPARAGEMENT
Subject to Section 7, while an employee of the Company, and for the one-year period following cessation of the Employee’s employment with the Company for any reason, the Employee shall not publicly, or in a manner that is intended to become public, make any statements, written (including electronic statements, such as via X (formerly known as Twitter), Facebook or other social media) or oral, which disparage or defame the goodwill or reputation of the Company, or its directors or senior officers.

5.NOTIFICATION OF SUBSEQUENT EMPLOYER
    The Employee hereby agrees that prior to accepting employment with any other person or entity during any period during which the Employee remains subject to any of the covenants set forth in Section 2, the Employee shall provide such prospective employer with written notice of such provisions of this Agreement, with a copy of such notice delivered simultaneously to the Company.

6.REMEDIES AND INJUNCTIVE RELIEF
    The Employee acknowledges that a violation by the Employee of any of the covenants contained in Section 2, 3 or 4 would cause irreparable damage to the Company in an amount that would be material but not readily ascertainable, and that any remedy at law (including the payment of damages) would be inadequate. Accordingly, the Employee agrees that, notwithstanding any provision of this Agreement to the contrary, the Company shall be entitled (without the necessity of showing economic loss or other actual damage) to injunctive relief (including temporary restraining orders, preliminary injunctions and/or permanent injunctions) in any court of competent jurisdiction for any actual or threatened breach of any of the covenants set forth in Section 2, 3 or 4 in addition to any other legal or equitable remedies it may have. The preceding sentence shall not be construed as a waiver of the rights that the Company may have for damages under this Agreement or otherwise, and all of the Company’s rights shall be unrestricted.

7.PERMITTED DISCLOSURES
Nothing in the Agreement, or any other policy or agreement by or with the Company shall prohibit or restrict the Employee from (a) voluntarily communicating with an attorney retained by the Employee, (b) voluntarily communicating with any law enforcement, government agency, including the Security and Exchange Commission (“SEC”), the Equal Employment Opportunity Commission, state or local commission on human rights, or any self-regulatory organization or public body regarding possible violations of law, in each case without advance notice to the Company, or otherwise initiating, testifying, assisting, complying with a subpoena from, or participating in any manner with an investigation conducted by such government agency, (c) recovering a SEC whistleblower award as provided under Section 21F of the Securities Exchange Act of 1934, or (d) disclosing any confidential information to a court or other administrative or legislative body in response to a subpoena, provided that the Employee first promptly notify and provides the Company with the opportunity to seek, and join in its efforts at the sole expense of the Company, to challenge the subpoena or obtain a protective order limiting its disclosure, or other appropriate remedy.

8.CONSIDERATION
     This Agreement is entered into in consideration of the Employee’s employment by the Company in a position where Employee will be provided and have access to the Company’s confidential information, including trade secrets, which information is constantly evolving and expanding.

9.MISCELLANEOUS
    (a)    Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed given to a party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid, with written confirmation of receipt); (ii) sent by facsimile with written confirmation of transmission by the transmitting equipment, provided that a copy is sent by certified mail, return receipt requested; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following addresses or facsimile numbers and marked to the attention of the individual (by name or title) designated below:

        (i)    if to the Company, to:
Booking Holdings Inc.
800 Connecticut Avenue
Norwalk, CT 06854
            Attention: General Counsel

            Fax #: 203-299-8915

(ii)    if to the Employee, to the Employee’s address on the books and records of the Company from time to time or such other addresses as the parties may have furnished to each other pursuant to the provisions of this Section.
    (b)    Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter, and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written agreement executed by the parties.

    (c)    Construction. In this Agreement, the word “including” indicates examples of a foregoing general statement and not a limitation on that general statement. No provision of this Agreement will be interpreted for or against any party because that party or its legal representative drafted the provision.

    (d)    Assignments. The Company may assign this Agreement, or any of its rights and duties hereunder, without the Employee’s consent, to any subsidiary or Affiliate of the Company or to any person or entity which acquires all, or substantially all, of the assets or business of the Company or any of the Company’s divisions, businesses or subsidiaries. This Agreement is personal to the Employee and may not be assigned or delegated by the Employee without the prior written consent of the Company, and any such attempted assignment or delegation shall be void. Subject to the foregoing, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the Employee’s heirs, executors, and administrators and the Company’s successors and assigns.

    (e)    Waiver. The parties’ rights hereunder are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege hereunder will operate as a waiver of such right, power, or privilege. No single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law: (i) no claim or right arising out of this Agreement can be discharged by a party, in whole or in part, by a waiver or renunciation of the claim or right by the other party, unless in writing signed by such other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance(s) for which it is given and only to the extent expressly set forth in writing and signed by such party; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided herein. The Employee will not assert that the Company’s failure, refusal to enforce, or delay in enforcing any agreement containing obligations identical or similar to those contained in this Agreement against any of its other employees or former employees constitutes, and the Employee agrees that it does not constitute, a waiver of the Company’s rights hereunder.

    (f)    Governing Law; Jurisdiction; Service of Process. This Agreement will be governed by and construed under the laws of Connecticut without regard to conflicts of laws principles that would require the application of any other law. Any action or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of Connecticut, County of Fairfield; or, if there is a basis for jurisdiction, such actions may be brought in the United States District Court for Connecticut. Each of the parties irrevocably submits to the jurisdiction of such courts in any such action or proceeding and waives any objection it may now or hereafter have to venue or convenience of forum. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

    (g)    Counterparts. This Agreement may be executed in one or more counterparts.

The parties have executed this Agreement on the date first written above.

                Booking Holdings Inc.

By: /s/ Glenn D. Fogel_________________________
Name:    Glenn D. Fogel
Title:     Chief Executive Officer and President

EMPLOYEE

                    /s/ Ewout Steenbergen
                     Ewout Steenbergen